EXHIBIT 99
CRT PROPERTIES, INC.
225 NE Mizner Blvd., Suite 200
Boca Raton, Florida 33432

Contact:
Thomas C. Brockwell
Executive Vice President
CRT Properties, Inc.
(561) 395-9666

NEWS

CRT Properties Announces Second Quarter Earnings
Company Updates 2004 Guidance

BOCA RATON, Fla.—(BUSINESS WIRE)—August 3, 2004—CRT Properties, Inc. (NYSE: CRO), formerly known as Koger Equity, Inc., today reported results for the second quarter ended June 30, 2004. Net income available to common shareholders for the second quarter 2004 totaled $3.0 million, or $0.11 per diluted share, compared to $3.5 million, or $0.16 per diluted share, for the second quarter 2003. Funds from operations (FFO) was $13.0 million, or $0.48 per diluted share, versus $11.1 million, or $0.52 per diluted share a year ago.

During the second quarter ended June 30, 2004, the company executed 611,000 square feet of leases resulting in 79,000 square feet of net positive absorption. Activity was particularly brisk in the company’s two largest markets, Atlanta and Jacksonville, with 69,000 and 39,000 square feet of net absorption, respectively. Expirations totaled 532,000 square feet of which 307,000 or 58% were renewed.

“Job creation in the company’s competitive markets continued its upward trend as 65,000 new jobs were added during the quarter, more than double the number of jobs added only a year ago. We are pleased with our recent performance and encouraged about our leasing prospects in light of the positive trend in jobs,” said Chief Executive Officer Thomas J. Crocker.

Significant leasing transactions during the quarter included:

•	New ten year, 55,000 square foot lease at Atlanta Three Ravinia with GMAC Commercial Mortgage Corp.

•	New seven year, 25,000 square foot lease at Atlanta McGinnis Park with The University of Phoenix.

•	New eleven year, 17,000 square foot lease at Atlanta Chamblee with Strayer University, Inc.

•	Two year, 41,000 square foot renewal at Jacksonville Baymeadows with Blue Cross and Blue Shield of Florida, Inc.

•	One year, 37,000 square foot renewal at St. Petersburg with The United States Department of Commerce.

•	Seven year, 21,000 square foot renewal at Charlotte University with Huber Engineered Wood.

The GAAP weighted average gross rental rate on backfill and renewal leases (excluding first generation space) for the year is now $17.51 per square foot compared to $17.44 per square foot on expiring leases. The average annual cost per square foot on new and renewal leasing, for leases in excess of one year, was $2.80 for the quarter.

The Company’s portfolio ended the second quarter 2004 with an 80.1% overall occupancy rate compared to 80.3% at the end of the first quarter 2004 and 82.4% for the same period last year. The same store portfolio was 83.1% occupied at the end of the second quarter 2004 up slightly compared to 82.8% at the end of the first quarter 2004 and down from 85.7% for the same period last year. The Company’s properties acquired after December 31, 2001, which are not included in the same-store universe, were 73.4% occupied on June 30, 2004, compared to 74.6% on March 31, 2004 and to 70.9% on June 30, 2003.

CRT’s total operating revenues for the second quarter 2004 increased 13.6% to $41.0 million from $36.1 million in the second quarter 2003. Net operating income of acquisition properties increased $3.6 million as compared to second quarter 2003, but same store net operating income decreased $0.5 million or 2.6% compared to the second quarter 2003.

Significant acquisitions and other capital transactions during the quarter included:

•	On April 2, 2004, the Company acquired two three-story office buildings totaling 155,000 square feet, a ground lease and a 3.2 acre undeveloped land parcel all located in the Decoverly Office Park in Rockville, Maryland for a purchase price of $42.0 million plus closing and other costs.

•	On April 21, 2004, the Company amended its $75.9 million loan agreement on Atlantic Center Plaza, extending the maturity of the loan from January 1, 2005 to January 1, 2015 and fixing the interest rate at 5.49% effective January 1, 2005. In accordance with the terms of the amended loan agreement, the Company will draw an additional $4.1 million prior to December 31, 2004, resulting in a principal balance of $80.0 million as of January 1, 2005.

Results for the Six Months Ended June 30, 2004

Net income available to common shareholders for the first six months of 2004 totaled $6.2 million, or $0.23 per diluted share, compared to $7.7 million, or $0.36 per diluted share for the same period in 2003. During the first six months of 2004, net operating income of acquisition properties increased $6.0 million as compared to same period in 2003, but same store net operating income decreased $1.8 million or 2.6% as compared to the same period in 2003.

FFO for the first six months of 2004 was $25.4 million, or $0.95 per diluted share, compared to $23.5 million, or $1.10 per diluted share for the same period in 2003. For the first six months of 2004, CRT Properties increased total operating revenues 11.0% or $8.0 million to $80.6 million, from $72.6 million for the same period in 2003. This increase is principally due to the Company’s September 2003 acquisitions in Dallas, the December 2003 acquisition of McGinnis Park in Atlanta, the January 2004 acquisition of Atlantic Center Plaza in Atlanta , and the April 2004 Decoverly acquisition in Rockville, Maryland.

The Company signed 854,000 square feet of leases in 191 transactions in the first six months of 2004 at an average cost of $2.75 per square foot per year. The GAAP weighted average gross rental rate on new, backfill and renewal leases (excluding first generation space) was $17.17 per square foot compared to $17.38 per square foot on expiring leases. For the first six months of 2004, the Company had negative net absorption totaling 35,000 square feet, most of which occurred in Jacksonville and Houston.

Earnings Estimates

Due to certain charges that will be incurred in the second half of 2004, the Company is updating its 2004 net income and FFO guidance. Management now expects 2004 net income available to common shareholders and FFO to range from $0.36 to $0.38 and $1.85 to $1.87 per diluted share, respectively. Financial results for the second half of 2004 will be reduced by charges related to the accelerated amortization of deferred financing costs related to the early renewal of the Company’s line of credit, increased costs related to the Company’s compliance with the Sarbanes-Oxley Act, including certain costs and delayed income related to the Company’s elimination of a stock purchase loan agreement with the Company’s chief executive officer as more particularly described in the Company’s Form 8-K filed on July 30, 2004.

During the scheduled August 4, 2004 at 9:00 AM EDT conference call, management will further discuss earnings guidance for 2004.

Funds from operations (FFO) is a non-GAAP financial measure. The Company believes FFO is a useful additional measure of the Company’s performance because it facilitates an understanding of the operating performance of the Company after adjustment for certain non-cash expenses, such as real estate depreciation, which assumes that the value of real estate assets diminishes predictably over time. In addition, the Company believes that FFO provides useful information to the investment community about the Company’s financial performance as compared to other REITs since FFO is generally recognized as an industry standard for measuring the operating performance of an equity REIT. The Company also uses FFO as one of the criteria for performance based compensation.

Funds from operations should not be considered as an alternative to net income as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with accounting principles generally accepted in the United States of America) or as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. While the Company believes its calculation of FFO generally conforms with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, the Company’s method of calculating FFO may be different from methods used by other REIT’s and the method preferred by NAREIT. The Company’s reconciliation of net income to FFO is set forth below.

Estimates of future net income available to common shareholders and FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although CRT Properties, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company’s expectations are set forth as risk factors in the Company’s SEC reports and filings, including its Annual Report on Form 10-K for the year ended December 31, 2003. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants operate; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; competition for tenants; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

CRT Properties, Inc. owns or has interests in 133 office buildings, containing approximately 10.6 million rentable square feet, located primarily in 20 suburban office projects and two urban centers in twelve metropolitan areas in the Southeastern United States, Texas and Maryland.

Copies of the Company’s June 30, 2004 First Quarter Supplemental Disclosure package are available upon request to Investor Relations, CRT Properties, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.

Additionally, the June 30, 2004 Second Quarter Supplemental Disclosure package and further information about CRT Properties, Inc. can be found on the Company’s Web site at www.crtproperties.com.

CRT PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

	For the		For the
	Three Months Ended		Six Months Ended
	6/30/04	6/30/03	6/30/04	6/30/03
Revenues
Rental and other rental services	$40,931	$35,964	$80,399	$72,244
Management fees	108	126	174	331
Other	—	—	—	5

Total operating revenues	41,039	36,090	80,573	72,580

Expenses
Property operations	16,036	14,694	31,572	28,042
Depreciation and amortization	9,916	8,156	19,136	16,612
General and administrative	3,167	3,086	6,011	6,030
Direct cost of management fees	—	2	—	88
Other	58	31	110	67

Total operating expenses	29,177	25,969	56,829	50,839

Operating Income	11,862	10,121	23,744	21,741

Other Income and Expense
Equity in earnings of unconsolidated affiliate	110	—	241	—
Interest income	135	86	262	140
Mortgage and loan interest	(7,520)	(7,367)	(14,826)	(14,770)

Total other income and expense	(7,275)	(7,281)	(14,323)	(14,630)

Income Before Gain on Sale or Disposition of Assets and Income Taxes	4,587	2,840	9,421	7,111
Gain on sale or disposition of assets	—	589	—	589

Income Before Income Taxes	4,587	3,429	9,421	7,700
Income tax expense (benefit)	—	(21)	—	(21)

Net Income	4,587	3,450	9,421	7,721
Dividends on preferred stock	(1,588)	—	(3,176)	—

Net Income Available to Common Shareholders	$2,999	$3,450	$6,245	$7,721

Earnings Per Share Available to Common Shareholders:
Basic	$0.11	$0.16	$0.24	$0.36

Diluted	$0.11	$0.16	$0.23	$0.36

Weighted Average Shares:
Basic	26,840	21,311	26,455	21,305

Diluted	27,230	21,382	26,882	21,335

CRT PROPERTIES, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

	For the		For the
	Three Months Ended		Six Months Ended
	6/30/04	6/30/03	6/30/04	6/30/03
Net income available to common shareholders	$2,999	$3,450	$6,245	$7,721
Depreciation — real estate	8,909	7,390	17,256	14,581
Depreciation — unconsolidated affiliate	170	—	271	—
Amortization — deferred tenant costs	718	432	1,327	828
Amortization — fair value of acquired leases	179	432	316	924
Gain on sale of non -operating assets	—	(589)	—	(589)

Funds from operations	$12,975	$11,115	$25,415	$23,465

Weighted average shares/units outstanding — diluted	27,230	21,382	26,882	21,335
Funds from operations, per diluted share/unit	$0.48	$0.52	$0.95	$1.10

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)

	June 30,	December 31,
	2004	2003
ASSETS
Real estate investments:
Operating properties:
Land	$146,035	$119,973
Buildings	982,880	838,430
Furniture and equipment	3,713	3,599
Accumulated depreciation	(196,893)	(179,569)

Operating properties, net	935,735	782,433
Undeveloped land held for investment	14,133	10,975
Undeveloped land held for sale	3,039	3,041
Cash and cash equivalents	5,981	9,163
Restricted cash	11,923	11,114
Accounts receivable, net of allowance for uncollectible accounts of $1,093 and $939	17,742	16,236
Investment in unconsolidated affiliate	3,389	—
Other assets	21,457	15,239

TOTAL ASSETS	$1,013,399	$848,201

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$472,866	$408,716
Accounts payable	5,732	4,299
Accrued real estate taxes payable	9,721	1,853
Other accrued liabilities	10,085	11,016
Dividends payable	9,694	7,824
Advance rents and security deposits	7,218	6,846

Total Liabilities	515,316	440,554

Minority interest	4,672	4,672

Shareholders’ equity:
Preferred Stock	30	30
Common stock	354	300
Capital in excess of par value	649,838	546,968
Notes receivable from stock sales	(5,092)	(5,092)
Accumulated other comprehensive loss	(241)	(241)
Dividends in excess of net income	(19,949)	(7,405)
Treasury stock, at cost	(131,529)	(131,585)

Total Shareholders’ Equity	493,411	402,975

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1.013,399	$848,201

CRT PROPERTIES, INC.
FORECASTED FUNDS FROM OPERATIONS
(per Diluted Share)

For the
Year Ending
12/31/04
Net income available to common shareholders, per diluted share	$0.47-0.49
Depreciation — real estate	1.27
Amortization — deferred tenant costs	0.09
Amortization — fair value of acquired leases	0.02
Gain on sale or disposition:
Non-operating assets	—

Funds from operations, per diluted share	$1.85-1.87

####

Supplemental Operating & Financial Data
Second Quarter 2004

CRT PROPERTIES, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
TABLE OF CONTENTS / “SAFE HARBOR”
JUNE 30, 2004

This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although CRT Properties, Inc. believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be attained. Forward-looking statements are not guarantees of future performance and therefore, undue reliance should not be placed on them. Please refer to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition. CRT Properties, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

Dollars in thousands

	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
ASSETS
Real estate investments:
Operating properties:
Land	$146,035	$129,973	$119,973	$116,658	$110,653
Buildings	982,880	951,162	838,430	814,183	784,145
Furniture and equipment	3,713	3,672	3,599	3,533	3,488
Accumulated depreciation	(196,893)	(187,874)	(179,569)	(171,697)	(164,470)

Operating properties, net	935,735	896,933	782,433	762,677	733,816
Undeveloped land held for investment	14,133	10,975	10,975	9,995	9,995
Undeveloped land held for sale	3,039	3,041	3,041	3,041	3,041
Cash and temporary investments	5,981	50,588	9,163	13,302	4,741
Restricted cash	11,923	12,681	11,114	14,520	14,417
Accounts receivable, net	17,742	17,703	16,236	14,575	13,007
Investment in an unconsolidated affiliate	3,389	3,369	0	0	0
Other assets	21,457	14,193	15,239	18,059	17,721

TOTAL ASSETS	$1,013,399	$1,009,483	$848,201	$836,169	$796,738

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loan payable	$472,866	$468,241	$408,716	$394,128	$426,371
Accounts payable	5,732	4,884	4,299	3,764	2,648
Accrued real estate taxes payable	9,721	4,864	1,853	9,893	7,997
Other accrued liabilities	10,085	10,255	11,016	10,846	10,889
Dividends payable	9,694	9,693	7,824	7,840	7,463
Advance rents and security deposits	7,218	7,147	6,846	5,343	5,224

Total Liabilities	515,316	505,084	440,554	431,814	460,592

Minority Interest	4,672	4,672	4,672	0	0

Shareholders’ Equity:
Preferred stock	30	30	30	30	0
Common stock	354	354	300	299	298
Capital in excess of par value	649,838	649,787	546,968	544,689	472,364
Notes receivable from stock sales to related parties	(5,092)	(5,092)	(5,092)	(5,266)	(5,266)
Other comprehensive loss	(241)	(241)	(241)	(212)	(212)
Retained earnings (Dividends in excess of net income)	(19,949)	(13,553)	(7,405)	(3,566)	613
Treasury stock, at cost	(131,529)	(131,558)	(131,585)	(131,619)	(131,651)

Total Shareholders’ Equity	493,411	499,727	402,975	404,355	336,146

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,013,399	$1,009,483	$848,201	$836,169	$796,738

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
REVENUES
Rental and other rental services	$40,931	$39,468	$38,664	$35,163	$35,964
Management fees	108	66	0	0	126
Other	0	0	0	0	0

Total operating revenues	41,039	39,534	38,664	35,163	36,090

EXPENSES
Property operations	16,036	15,536	15,432	13,907	14,694
Depreciation and amortization	9,916	9,220	8,150	7,925	8,156
General and administrative	3,167	2,844	2,723	2,385	3,086
Direct cost of management fees	0	0	0	0	2
Other	58	52	44	36	31

Total operating expenses	29,177	27,652	26,349	24,253	25,969

OPERATING INCOME	11,862	11,882	12,315	10,910	10,121

OTHER INCOME AND EXPENSE
Equity in earnings of unconsolidated affiliate	110	131	0	0	0
Interest income	135	127	128	39	86
Mortgage and loan interest	(7,520)	(7,306)	(7,190)	(7,289)	(7,367)

Total other income and expense	(7,275)	(7,048)	(7,062)	(7,250)	(7,281)
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	4,587	4,834	5,253	3,660	2,840
Gain (loss) on sale or disposition of assets	0	0	(16)	0	589

INCOME BEFORE INCOME TAXES	4,587	4,834	5,237	3,660	3,429
Income taxes	0	0	(72)	(1)	(21)

INCOME BEFORE MINORITY INTEREST	4,587	4,834	5,309	3,661	3,450
Minority interest	0	0	0	0	0

NET INCOME	$4,587	$4,834	$5,309	$3,661	$3,450

Dividends on preferred shares	(1,588)	(1,588)	(1,624)	(371)	0

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,999	$3,246	$3,685	$3,290	$3,450

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS — Diluted	$0.11	$0.12	$0.17	$0.15	$0.16

WEIGHTED AVERAGE SHARES — Diluted	27,230	26,524	21,672	21,455	21,382

OPERATING MARGIN	60.8%	60.6%	60.1%	60.4%	59.1%

CRT PROPERTIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended			Six Months Ended
	6/30/04	6/30/03	Fav/(Unfav)	6/30/04	6/30/03	Fav/(Unfav)
REVENUES
Rental and other rental services	$40,931	$35,964	$4,967	$80,399	$72,244	$8,155
Management fees	108	126	(18)	174	331	(157)
Other	0	0	0	0	5	(5)

Total operating revenues	41,039	36,090	4,949	80,573	72,580	7,993

EXPENSES
Property operations	16,036	14,694	(1,342)	31,572	28,042	(3,530)
Depreciation and amortization	9,916	8,156	(1,760)	19,136	16,612	(2,524)
General and administrative	3,167	3,086	(81)	6,011	6,030	19
Direct cost of management fees	0	2	2	0	88	88
Other	58	31	(27)	110	67	(43)

Total operating expenses	29,177	25,969	(3,208)	56,829	50,839	(5,990)

OPERATING INCOME	11,862	10,121	1,741	23,744	21,741	2,003

OTHER INCOME AND EXPENSE
Equity in earnings of unconsolidated affiliate	110	0	110	241	0	241
Interest income	135	86	49	262	140	122
Mortgage and loan interest	(7,520)	(7,367)	(153)	(14,826)	(14,770)	(56)

Total other income and expense	(7,275)	(7,281)	6	(14,323)	(14,630)	307
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	4,587	2,840	1,747	9,421	7,111	2,310
Gain (loss) on sale or disposition of assets	0	589	(589)	0	589	(589)

INCOME BEFORE INCOME TAXES	4,587	3,429	1,158	9,421	7,700	1,721
Income taxes	0	(21)	(21)	0	(21)	(21)

INCOME BEFORE MINORITY INTEREST	4,587	3,450	1,137	9,421	7,721	1,700
Minority interest	0	0	0	0	0	0

NET INCOME	$4,587	$3,450	$1,137	$9,421	$7,721	$1,700
Dividends on preferred shares	(1,588)	0	(1,588)	(3,176)	0	(3,176)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$2,999	$3,450	$(451)	$6,245	$7,721	$(1,476)

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS — Diluted	$0.11	$0.16	$(0.05)	$0.23	$0.36	$(0.13)

WEIGHTED AVERAGE SHARES — Diluted	27,230	21,382	5,848	26,882	21,335	5,547

OPERATING MARGIN	60.8%	59.1%		60.7%	61.2%

CRT PROPERTIES, INC. AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Funds from Operations:
Net income available to common shareholders	$2,999	$3,246	$3,685	$3,290	$3,450
Depreciation — real property	8,909	8,347	7,818	7,147	7,390
Depreciation — unconsolidated affiliate	170	101	—	—	—
Amortization — deferred tenant costs	718	609	436	436	432
Amortization — fair value of acquired leases (c)	179	137	(766)	378	432
Loss (gain) on sale of non-operating assets	—	—	16	—	(589)

Funds from Operations (a)	12,975	12,440	11,189	11,251	11,115
Cash Available for Distribution:
Add (Deduct):
Rental income from straight-line rents	(1,407)	(1,249)	(938)	(801)	(1,075)
Amortization of deferred financing costs	378	374	370	370	368
Revenue maintaining building improvements	(744)	(832)	(618)	(423)	(695)
Revenue maintaining tenant improvements (b)	(1,134)	(973)	(1,212)	(804)	(1,391)
Revenue maintaining leasing commissions (b)	(737)	(186)	(158)	(222)	(266)

Cash Available for Distribution (a)	$9,331	$9,574	$8,633	$9,371	$8,056

Weighted average common shares/units outstanding — diluted	27,230	26,524	21,672	21,455	21,382

Per share/unit — diluted:
Funds from operations	$0.48	$0.47	$0.52	$0.52	$0.52

Cash available for distribution	$0.34	$0.36	$0.40	$0.44	$0.38

Dividends paid	$0.35	$0.35	$0.35	$0.35	$0.35

Dividend payout ratio:
Funds from operations	73.5%	74.6%	67.8%	66.7%	67.3%

Cash available for distribution	102.1%	97.0%	87.9%	80.1%	92.9%

(a) Funds from operations and cash available for distribution are non-GAAP financial measures and should not be considered as comparable to net income available to common shareholders or earnings per share.

(b) These amounts represent leasing costs associated with 2nd generation space.

(c) Due to the re-evaluation of the fair value of in-place leases by an independent third party, an adjustment of $1,144 was made in the fourth quarter of 2003.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data

			Three Months Ended
			6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Same Store Sales:
Properties	120	Revenue	$26,590	$26,206	$26,718	$26,859	$27,377
Square Feet	6,931,020	Expense	10,049	9,556	10,246	10,061	10,312

		NOI	16,541	16,650	16,472	16,798	17,065

Occupancy - Period End			83.1%	82.8%	84.3%	84.0%	85.7%
Acquisitions:
Properties	11	Revenue (c)	$14,077	$13,143	$10,357	$8,422	$8,452
Square Feet	3,148,579	Expense	6,470	5,944	5,121	3,845	4,421

		NOI	7,607	7,199	5,236	4,576	4,031

Occupancy - Period End			73.4%	74.6%	73.2%	74.1%	70.9%
Development:
Properties	—	Revenue	$—	$—	$—	$—	$—
Square Feet	—	Expense	—	—	—	—	—

		NOI	—	—	—	—	—

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
Properties	—	Revenue	$264	$119	$327	$0	$289
Square Feet	—	Expense	(483)	37	64	0	(40)

		NOI	747	82	263	(0)	329

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
Properties	131	Revenue	$40,931	$39,468	$37,402	$35,281	$36,118
Square Feet	10,079,599	Expense	16,036	15,537	15,431	13,907	14,693

		NOI	24,895	23,931	21,971	21,374	21,425

Occupancy - Period End			80.1%	80.3%	81.3%	81.5%	82.4%

(a) Net Operating Income is defined as rental and other rental services revenue less property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes adjustments for the fair value of acquired leases.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data

			Three Months Ended			Six Months Ended
			6/30/04	6/30/03	Fav/(Unfav)	6/30/04	6/30/03	Fav/(Unfav)
Same Store Sales:
Properties	120	Revenue	$26,590	$27,377	$(787)	$52,796	$54,915	$(2,119)
Square Feet	6,931,020	Expense	10,049	10,312	263	19,605	19,943	338

		NOI	16,541	17,065	(524)	33,191	34,972	(1,781)

Occupancy - Period End			83.1%	85.7%	-2.6%	83.1%	85.7%	-2.6%
Acquisitions:
Properties	11	Revenue (c)	$14,077	$8,452	$5,625	$27,220	$17,048	$10,172
Square Feet	3,148,579	Expense	6,470	4,421	(2,049)	12,414	8,210	(4,204)

		NOI	7,607	4,031	3,576	14,806	8,838	5,968

Occupancy - Period End			73.4%	70.9%	2.4%	73.4%	70.9%	2.4%
Development:
Properties	—	Revenue	$—	$—	$—	$—	$—	$—
Square Feet	—	Expense	—	—	—	—	—	—

		NOI	—	—	—	—	—	—

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
Properties	—	Revenue	$264	$289	$(25)	$384	$260	$124
Square Feet	—	Expense	(483)	(40)	443	(446)	(111)	335

		NOI	747	329	418	830	371	459

Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
Properties	131	Revenue	$40,931	$36,118	$4,813	$80,400	$72,223	$8,176
Square Feet	10,079,599	Expense	16,036	14,693	(1,343)	31,573	28,042	(3,531)

		NOI	24,895	21,425	3,470	48,827	44,181	4,645

Occupancy - Period End			80.1%	82.4%	-2.3%	80.1%	82.4%	-2.3%

(a) Net Operating Income is defined as rental and other rental services revenue less property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes adjustments for the fair value of acquired leases.

CRT PROPERTIES, INC. AND SUBSIDIARIES
CAPITAL EXPENDITURES
(Unaudited)

	Three Months Ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Revenue Maintaining:
Building Improvements	$743,836	$831,820	$617,606	$423,302	$694,892	$660,966
Tenant Improvements - 2001 Leasing	9,146	11,039	17,411	75,890	26,104	48,310
Tenant Improvements - 2002 Leasing	62,302	87,225	69,203	28,031	217,127	926,380
Tenant Improvements - 2003 Leasing	228,802	199,982	1,125,336	700,056	1,148,118	277,853
Tenant Improvements - 2004 Leasing	833,467	674,736	—	—	—	—
Leasing Commissions - 2001 Leasing	—	2,537	—	1,235	2,047	1,641
Leasing Commissions - 2002 Leasing	—	—	—	8,251	661	150,832
Leasing Commissions - 2003 Leasing	3,778	38,359	157,790	212,803	263,379	221,203
Leasing Commissions - 2004 Leasing	733,763	144,748	—	—	—	—

Revenue Maintaining Capital Expenditures	2,615,094	1,990,446	1,987,345	1,449,568	2,352,328	2,287,185

Revenue Enhancing:
Building Improvements	4,804,356	1,559,782	970,930	1,207,945	781,462	88,181
Tenant Improvements - 2002 Leasing	157	—	7,436	(63,719)	732,711	1,005,839
Tenant Improvements - 2003 Leasing	33,778	700,580	1,871,953	1,127,369	421,104	77,044
Tenant Improvements - 2004 Leasing	2,989,738	572,475	—	—	—	—
Leasing Commissions - 2002 Leasing	—	—	—	53,491	10,250	156,756
Leasing Commissions - 2003 Leasing	24,196	196,953	407,466	208,379	251,269	42,730
Leasing Commissions - 2004 Leasing	962,064	264,787	—	—	—	—

Revenue Enhancing Capital Expenditures	8,814,289	3,294,577	3,257,785	2,533,465	2,196,796	1,370,550

Total Capital Expenditures	$11,429,383	$5,285,023	$5,245,130	$3,983,033	$4,549,124	$3,657,735

CRT PROPERTIES, INC. AND SUBSIDIARIES
SUMMARY OF OUTSTANDING DEBT
AS OF JUNE 30, 2004

				Monthly
	Interest			Debt	Outstanding	Balance
Description	Rate	Maturity		Service	6/30/04	12/31/03
				$(000)	$(000)	$(000)
Fixed Rate:
Northwestern Mutual — Tranche A	8.19%	01/02/07		789	88,243	89,335
Northwestern Mutual — Tranche B	8.33%	01/02/09		710	78,546	79,512
Northwestern Mutual — Tranche C	7.10%	01/02/07		104	13,519	13,665
Northwestern Mutual — Tranche D	7.10%	01/02/09		216	27,866	28,166
Allstate Life	8.20%	12/01/06		165	18,398	18,592
Metropolitan Life	5.26%	01/01/08		373	85,000	85,000
Innman Family	8.00%	12/31/08		7	978	978

Total Fixed Rate Debt	7.29%			2,364	312,550	315,248

Variable Rate:
GE Capital	6.38%	06/30/21	(d)	11	1,440	1,468
Column Financial (a)	4.11%	12/09/04	(b)	263	77,000	77,000
Secured Revolving Credit Facility - $100 Million	3.33%	12/27/04		24	6,000	15,000
Metropolitan Life	2.71%	01/01/15	(c)	177	75,876	0

Total Variable Rate Debt	4.02%			475	160,316	93,468

Total Debt	6.54%			2,839	472,866	408,716

Market Capitalization:
Total Debt					472,866	408,716
Preferred Stock					76,843	80,730
Common Stock					620,568	449,910

Total Market Capitalization					1,170,277	939,356

Amount
$000
Schedue of Mortgage Maturities by Year:
2004	85,909
2005	6,112
2006	23,706
2007	98,098
2008	89,606
Thereafter	169,435

Total	472,866

(a) Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.

(b) Column Financial loan has three one-year extension options.

(c) Loan will convert to a fixed interest rate loan of 5.49% on January 1, 2005.

(d) This loan was prepaid in full without penalty on July 2, 2004.

CRT PROPERTIES, INC. AND SUBSIDIARIES
OPERATING PROPERTY ACQUISITIONS
2003 AND 2004

		Rentable			Percent
		Square	Date	Purchase	Leased
Property	Location	Feet	Purchased	Price (a)	6/30/04
2003
Dallas Cigna Plaza	Dallas, TX	127,226	9/11/2003	$15,170,000	92%
Dallas Rosemeade	Dallas, TX	152,163	9/11/2003	$17,980,000	100%
McGinnis Park (b)	Atlanta, GA	202,279	12/30/2003	$19,690,000	51%

		481,668		$52,840,000	77%

2004
Broward Financial Center (c)	Fort Lauderdale, FL	325,583	1/12/2004	$5,100,000	85%
Atlantic Center Plaza	Atlanta, GA	502,579	1/27/2004	$116,500,000	88%
Decoverly	Rockville, MD	154,787	4/2/2004	$42,000,000	92%

		982,949		$163,600,000	88%

(a) Purchase price consists of the contract price only and does not include closing costs.

(b) Joint venture acquisition in which Koger is 75% partner with a cumulative preferred return.

(c) The Company has a 30% interest in this joint venture that is accounted for using the equity method.

CRT PROPERTIES, INC. AND SUBSIDIARIES
BUILDING COMPLETIONS
2003 and 2004

Percent
		Square	Month		Leased
Property	Location	Feet	Completed	Total Cost (a)	6/30/04
2003
None.
2004
None.

(a) Includes land and building construction costs. Does not include tenant improvement costs.

CRT PROPERTIES, INC. AND SUBSIDIARIES
BUILDINGS UNDER CONSTRUCTION
JUNE 30, 2004

		Square	Expected	Projected	Pre-Leasing
Property	Location	Feet	Completion	Cost	to Date
None.

		—		$—

CRT PROPERTIES, INC. AND SUBSIDIARIES
TWENTY-FIVE LARGEST TENANTS
BASED ON ANNUALIZED GROSS RENTS
AS OF JUNE 30, 2004

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Tenant (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent
US GOVERNMENT	46	935,210	77	11.7%	$17,478,591	11.4%
STATE OF FLORIDA	34	627,469	30	7.8%	11,208,367	7.3%
BLUE CROSS & BLUE SHIELD	10	557,547	14	7.0%	9,716,943	6.3%
SIX CONTINENTS HOTELS	2	309,641	57	3.9%	8,492,860	5.5%
ALSTON & BIRD, LLP	1	229,394	112	2.9%	6,245,901	4.1%
BECHTEL CORPORATION	1	335,031	60	4.2%	6,023,085	3.9%
CIGNA GENERAL LIFE INSURANCE	1	116,423	57	1.5%	3,024,340	2.0%
CITIFINANCIAL	1	159,827	38	2.0%	2,927,248	1.9%
SPIRENT	3	104,583	26	1.3%	2,698,188	1.8%
LANDSTAR SYSTEM HOLDINGS INC	1	176,000	125	2.2%	2,600,905	1.7%
ZURICH INSURANCE COMPANY	2	97,913	31	1.2%	1,934,221	1.3%
NORTHERN TELECOM, INC.	1	62,155	24	0.8%	1,742,526	1.1%
HUNTSMAN CORP	1	97,358	119	1.2%	1,569,230	1.0%
WASHINGTON MUTUAL BANK	2	86,361	52	1.1%	1,481,791	1.0%
TRANSCORE	1	60,840	41	0.8%	1,461,691	0.9%
FORD MOTOR COMPANY	3	63,337	23	0.8%	1,339,881	0.9%
ACS STATE HEALTHCARE	1	52,689	56	0.7%	1,191,372	0.8%
SARA LEE CORP	1	51,188	12	0.6%	950,344	0.6%
ENOVIA CORPORATION	1	44,095	2	0.6%	907,112	0.6%
CHECK SOLUTIONS COMPANY	1	40,307	55	0.5%	830,679	0.5%
NETWORK ASSOCIATES	2	31,484	25	0.4%	816,989	0.5%
NEXTIRA ONE	1	29,168	41	0.4%	810,867	0.5%
BEST SOFTWARE INC	1	47,110	54	0.6%	801,058	0.5%
MERGENT — FIS INC.	1	45,040	38	0.6%	791,622	0.5%
NAVISION SOFTWARE US, INC.	1	37,783	38	0.5%	763,800	0.5%

Total / Weighted Average	120	4,397,953	54	54.9%	$87,809,611	57.0%

(a)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2004 multiplied by 12.

CRT PROPERTIES, INC. AND SUBSIDIARIES
INDUSTRY DIVERSIFICATION
AS OF JUNE 30, 2004

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Industry (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent
Professional, Scientific, and Technical Services	222	1,953,054	53	24.4%	$39,709,515	25.8%
Finance and Insurance	172	1,866,376	28	23.3%	34,958,299	22.7%
Public Adminstration	90	1,614,332	57	20.1%	29,512,251	19.2%
Information	55	615,003	31	7.7%	12,220,160	7.9%
Manufacturing	49	493,835	48	6.2%	9,106,520	5.9%
Accomodation and Food Services	10	328,083	55	4.1%	8,793,291	5.7%
Transportation and Warehousing	7	228,587	110	2.9%	3,389,901	2.2%
Wholesale Trade	14	125,093	34	1.6%	2,565,555	1.7%
Construction	19	126,913	27	1.6%	2,353,134	1.5%
Administrative and Support Services	29	131,356	39	1.6%	2,352,417	1.5%
Other (c)	258	528,597	35	6.6%	8,992,648	5.8%

Total / Weighted Average	925	8,011,229	33	100.0%	$153,953,691	100.0%

(a)	Classifications are based on the North American Indistrial Classification System (NAICS).

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2004 multiplied by 12.

(c)	Includes leases whose classification does not total 1.0% or more of the portfolio’s annualized gross rent.

CRT PROPERTIES, INC. AND SUBSIDIARIES
SUMMARY OF ASSETS BY CITY
AS OF JUNE 30, 2004

		# of	Age		% Square	%
City	State	Bldgs	(yrs)	Square Feet	Feet	NOI (a)
Atlanta	GA	29	13	3,077,205	30.5%	31.1%
Orlando	FL	28	19	1,303,866	12.9%	10.6%
Houston	TX	3	23	1,204,748	12.0%	15.1%
Jacksonville	FL	11	9	1,168,161	11.6%	9.3%
Tallahassee	FL	19	21	835,699	8.3%	8.2%
Charlotte	NC	15	16	709,265	7.0%	6.7%
St. Petersburg	FL	15	21	668,335	6.6%	6.0%
Memphis	TN	6	11	533,017	5.3%	5.8%
Dallas	TX	2	6	279,389	2.8%	4.2%
Rockville	MD	2	15	154,787	1.5%	1.1%
Richmond	VA	1	17	145,127	1.4%	1.8%

Total		131	16	10,079,599	100.0%	100.0%

(a)	Based on Net Operating Income for the second quarter of 2004.

CRT PROPERTIES, INC. AND SUBSIDIARIES
OCCUPANCY SUMMARY
AS OF JUNE 30, 2004

	Square Footage				Percentage
		Leased, Not				Leased, Not
	Occupied	Commenced (a)	Vacant	Total	Occupied	Commenced (a)	Vacant	Total
Atlanta	2,409,857	171,516	495,832	3,077,205	78.3%	5.6%	16.1%	100.0%
Jacksonville	1,145,696	45,757	-23,292	1,168,161	98.1%	3.9%	-2.0%	100.0%
Orlando	1,028,813	102,402	172,651	1,303,866	78.9%	7.9%	13.2%	100.0%
Houston	870,210	0	334,538	1,204,748	72.2%	0.0%	27.8%	100.0%
St. Petersburg	583,874	19,696	64,765	668,335	87.4%	2.9%	9.7%	100.0%
Tallahassee	589,073	1,200	245,426	835,699	70.5%	0.1%	29.4%	100.0%
Charlotte	442,447	30,537	236,281	709,265	62.4%	4.3%	33.3%	100.0%
Memphis	457,300	12,429	63,288	533,017	85.8%	2.3%	11.9%	100.0%
Dallas	268,586	0	10,803	279,389	96.1%	0.0%	3.9%	100.0%
Richmond	133,165	11,348	614	145,127	91.8%	7.8%	0.4%	100.0%
Rockville	141,809	0	12,978	154,787	91.6%	0.0%	8.4%	100.0%

Total	8,070,830	394,885	1,613,884	10,079,599	80.1%	3.9%	16.0%	100.0%

(a)	Includes square footage of fully executed leases for vacant space that commence on a future date.

CRT PROPERTIES, INC. AND SUBSIDIARIES
OCCUPANCY TREND

		As of
	MSA
	Square Feet	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Atlanta — SSS	1,567,550	1,379,866	1,396,485	1,390,533	1,396,604	1,429,547
		88.0%	89.1%	88.7%	89.1%	91.2%
Orlando	1,303,866	1,028,813	1,023,348	1,090,309	1,082,934	1,090,238
		78.9%	78.5%	83.6%	83.0%	83.6%
Jacksonville	1,168,161	1,145,696	1,107,116	1,160,504	1,160,630	1,156,829
		98.1%	94.8%	99.3%	99.4%	99.0%
Charlotte	709,265	442,447	446,989	450,981	428,146	555,348
		62.4%	63.0%	63.6%	60.4%	78.3%
St. Petersburg	668,335	583,874	592,001	593,381	587,761	571,262
		87.4%	88.6%	88.8%	87.9%	85.5%
Tallahassee	835,699	589,073	594,955	587,201	593,429	595,557
		70.5%	71.3%	70.4%	71.2%	71.4%
Memphis	533,017	457,300	436,888	430,435	426,170	398,625
		85.8%	82.0%	80.7%	79.9%	74.8%
Richmond	145,127	133,165	136,839	136,534	143,184	141,013
		91.8%	94.3%	94.1%	98.7%	97.2%

Same Store	6,931,020	5,760,234	5,734,621	5,839,878	5,818,858	5,938,419
		83.1%	82.8%	84.3%	84.0%	85.7%

Houston	1,204,748	870,210	886,813	917,566	898,344	890,035
		72.2%	73.6%	76.2%	74.6%	73.9%
Atlanta — ACQ	1,509,655	1,029,991	1,076,963	637,121	528,094	535,769
		68.2%	71.3%	63.3%	65.6%	66.6%
Dallas — ACQ	279,389	268,586	268,586	268,586	268,586
		96.1%	96.1%	96.1%	96.1%
Rockville — ACQ	154,787	141,809
		91.6%

Acquisitions	3,148,579	2,310,596	2,232,362	1,823,273	1,695,024	1,425,804
		73.4%	74.6%	73.2%	74.1%	70.9%

Total	10,079,599	8,070,830	7,966,983	7,663,151	7,513,882	7,364,223
		80.1%	80.3%	81.3%	81.5%	82.4%

CRT PROPERTIES, INC. AND SUBSIDIARIES
LEASING SUMMARY

		For The Three Months Ended 6/30/04
	MSA	Leased	Expirations (b)			New and
	Square Feet	3/31/04 (a)	(c)(d)	Renewals	Leasing Retention	Backfill
Atlanta	3,077,205	2,512,648	164,887	62,030	37.6%	171,582
Jacksonville	1,168,161	1,152,873	44,736	44,736	100.0%	38,580
Orlando	1,303,866	1,125,801	76,898	52,295	68.0%	30,017
Houston	1,204,748	899,431	37,691	7,404	19.6%	1,066
Tallahassee	835,699	596,154	34,849	18,169	52.1%	10,799
St. Petersburg	668,335	601,320	69,571	54,182	77.9%	17,639
Charlotte	709,265	486,072	46,213	25,589	55.4%	7,536
Memphis	533,017	453,980	30,962	19,616	63.4%	27,095
Richmond	145,127	147,707	25,762	22,568	87.6%	0
Dallas	279,389	268,586	0	0	0.0%	0
Rockville	154,787	141,809 (e)	0	0	0.0%	0

Total	10,079,599	8,386,381	531,569	306,589	57.7%	304,314

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For The Three Months Ended 6/30/04
	Gross		Leased	Leased	Leased
	Activity	Net Absorption	6/30/04 (a)	3/31/04	6/30/04
Atlanta	233,612	68,725	2,581,373	81.7%	83.9%
Jacksonville	83,316	38,580	1,191,453	98.7%	102.0%
Orlando	82,312	5,414	1,131,215	86.3%	86.8%
Houston	8,470	(29,221)	870,210	74.7%	72.2%
Tallahassee	28,968	(5,881)	590,273	71.3%	70.6%
St. Petersburg	71,821	2,250	603,570	90.0%	90.3%
Charlotte	33,125	(13,088)	472,984	68.5%	66.7%
Memphis	46,711	15,749	469,729	85.2%	88.1%
Richmond	22,568	(3,194)	144,513	101.8%	99.6%
Dallas	0	0	268,586	96.1%	96.1%
Rockville	0	0	141,809	91.6%	91.6%

Total	610,903	79,334	8,465,715	83.2%	84.0%

(a)	Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.

(b)	Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c)	Expirations also include leases that ended due to a termination right or default.

(d)	Negative expirations indicate the resumed occupancy of buffered space.

(e)	Includes Decoverly which was acquired 4/2/04.

CRT PROPERTIES, INC. AND SUBSIDIARIES
LEASE DISTRIBUTION
AS OF JUNE 30, 2004

			Tenant
			Occupied	Percent	Annualized	Average	Percent
	Number of	Percent of	Square	of Square	Gross	Annualized	of Total	Remaining
Category	Leases (a)	Leases	Feet (b)	Feet	Rent (c)	Rent PSF	Rents	Term
2,500 or Less	438	47.4%	548,396	6.8%	$9,903,385	$18.06	6.4%	21
2,501 - 5,000	194	21.0%	690,105	8.6%	12,719,470	$18.43	8.3%	30
5,001 - 7,500	94	10.2%	575,126	7.2%	10,615,287	$18.46	6.9%	32
7,501 - 10,000	44	4.8%	374,786	4.7%	6,720,624	$17.93	4.4%	37
10,001 - 20,000	62	6.7%	859,419	10.7%	16,239,094	$18.90	10.5%	35
20,001 - 40,000	53	5.7%	1,518,571	19.0%	28,625,965	$18.85	18.6%	46
40,001 - 60,000	19	2.1%	930,268	11.6%	17,096,826	$18.38	11.1%	44
60,001 - 100,000	13	1.4%	1,030,575	12.9%	20,551,033	$19.94	13.3%	58
100,001 or Greater	8	0.9%	1,483,983	18.5%	31,482,008	$21.21	20.4%	67

Total / Weighted Average	925	100.0%	8,011,229	100.0%	$153,953,691	$19.22	100.0%	45

	Square Feet	% of Total
Square footage occupied by tenants	8,011,229	79.5%
Square footage attributable to vending/antenna	4,188	0.0%
Square footage occupied by owner/building use	55,413	0.5%

Total Occupied Square Footage	8,070,830	80.1%

Leased square footage	394,885	3.9%
Vacant square footage	1,613,884	16.0%

Total Net Rentable Square Footage	10,079,599	100.0%

(a)	Analysis does not include owner occupied space, vending leases and antenna leases.

(b)	Total net rentable square feet represented by existing leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2004 multiplied by 12.

CRT PROPERTIES, INC. AND SUBSIDIARIES
LEASE EXPIRATIONS
AS OF JUNE 30, 2004

City	Item	2004	2005	2006	2007	2008	2009
Atlanta	Square Feet (a)	127,447	179,347	103,862	234,127	257,483	657,091
	% Square Feet (b)	4.14%	5.83%	3.38%	7.61%	8.37%	21.35%
	Annualized Rent (c)	2,472,059	3,910,600	2,270,919	4,730,708	5,112,151	15,232,125
	Number of Leases (d)	36	37	43	36	27	21
	Rent PSF	$19.40	$21.80	$21.86	$20.21	$19.85	$23.18
Jacksonville	Square Feet (a)	157,948	172,508	184,790	289,001	97,729	6,917
	% Square Feet (b)	13.52%	14.77%	15.82%	24.74%	8.37%	0.59%
	Annualized Rent (c)	3,100,813	2,472,762	3,114,705	5,441,574	1,684,604	131,742
	Number of Leases (d)	7	3	7	9	4	2
	Rent PSF	$19.63	$14.33	$16.86	$18.83	$17.24	$19.05
Orlando	Square Feet (a)	236,230	184,940	174,668	188,120	159,653	70,966
	% Square Feet (b)	18.12%	14.18%	13.40%	14.43%	12.24%	5.44%
	Annualized Rent (c)	4,320,740	3,415,967	3,221,476	3,178,130	2,843,797	1,269,741
	Number of Leases (d)	54	54	46	29	14	10
	Rent PSF	$18.29	$18.47	$18.44	$16.89	$17.81	$17.89
Houston	Square Feet (a)	54,378	69,004	38,783	92,328	98,491	361,063
	% Square Feet (b)	4.51%	5.73%	3.22%	7.66%	8.18%	29.97%
	Annualized Rent (c)	1,057,526	1,310,958	750,597	1,723,187	1,861,072	6,505,072
	Number of Leases (d)	16	16	10	10	19	8
	Rent PSF	$19.45	$19.00	$19.35	$18.66	$18.90	$18.02
Tallahassee	Square Feet (a)	81,266	25,987	180,802	109,883	148,287	0
	% Square Feet (b)	9.72%	3.11%	21.63%	13.15%	17.74%	0.00%
	Annualized Rent (c)	1,510,755	457,674	3,091,457	2,031,271	2,605,694	0
	Number of Leases (d)	24	13	8	4	3	0
	Rent PSF	$18.59	$17.61	$17.10	$18.49	$17.57	$0.00
St. Petersburg	Square Feet (a)	102,432	144,369	79,193	76,417	109,533	36,072
	% Square Feet (b)	15.33%	21.60%	11.85%	11.43%	16.39%	5.40%
	Annualized Rent (c)	1,717,330	2,363,096	1,213,405	1,441,288	2,023,166	507,765
	Number of Leases (d)	35	29	16	18	8	7
	Rent PSF	$16.77	$16.37	$15.32	$18.86	$18.47	$14.08
Charlotte	Square Feet (a)	96,928	42,068	88,950	55,185	47,435	86,459
	% Square Feet (b)	13.67%	5.93%	12.54%	7.78%	6.69%	12.19%
	Annualized Rent (c)	1,905,115	739,263	1,458,756	945,155	784,860	1,400,380
	Number of Leases (d)	15	16	13	7	9	7
	Rent PSF	$19.65	$17.57	$16.40	$17.13	$16.55	$16.20
Memphis	Square Feet (a)	26,307	125,134	90,871	49,963	58,823	16,034
	% Square Feet (b)	4.94%	23.48%	17.05%	9.37%	11.04%	3.01%
	Annualized Rent (c)	509,152	2,429,897	1,681,359	882,414	1,154,301	288,966
	Number of Leases (d)	10	22	25	15	6	4
	Rent PSF	$19.35	$19.42	$18.50	$17.66	$19.62	$18.02
Richmond	Square Feet (a)	14,391	38,023	30,432	28,887	8,825	11,266
	% Square Feet (b)	9.92%	26.20%	20.97%	19.90%	6.08%	7.76%
	Annualized Rent (c)	291,420	785,026	625,902	567,588	168,658	224,545
	Number of Leases (d)	6	5	5	5	2	3
	Rent PSF	$20.25	$20.65	$20.57	$19.65	$19.11	$19.93
Dallas	Square Feet (a)	9,043	0	62,155	90,008	0	107,380
	% Square Feet (b)	3.24%	0.00%	22.25%	32.22%	0.00%	38.43%
	Annualized Rent (c)	206,542	0	1,742,526	2,272,558	0	2,817,797
	Number of Leases (d)	1	0	1	2	0	1
	Rent PSF	$22.84	$0.00	$28.04	$25.25	$0.00	$26.24
Rockville	Square Feet (a)	0	0	141,809	0	0	0
	% Square Feet (b)	0.00%	0.00%	91.62%	0.00%	0.00%	0.00%
	Annualized Rent (c)	0	0	3,672,937	0	0	0
	Number of Leases (d)	0	0	6	0	0	0
	Rent PSF	$0.00	$0.00	$25.90	$0.00	$0.00	$0.00
Total	Square Feet (a)	906,370	981,380	1,176,315	1,213,919	986,259	1,353,248
	% Square Feet (b)	8.99%	9.74%	11.67%	12.04%	9.78%	13.43%
	Annualized Rent (c)	17,091,453	17,885,242	22,844,038	23,213,873	18,238,302	28,378,133
	Number of Leases (d)	204	195	180	135	92	63
	Rent PSF	$18.86	$18.22	$19.42	$19.12	$18.49	$20.97

[Additional columns below]

[Continued from above table, first column(s) repeated]

City	Item	2010	2011	2012	2013 +	2014 +	Total
Atlanta	Square Feet (a)	133,311	44,524	161,048	276,647	212,452	2,387,339
	% Square Feet (b)	4.33%	1.45%	5.23%	8.99%	6.90%	77.58%
	Annualized Rent (c)	2,449,004	811,083	3,852,036	6,882,752	3,619,876	51,343,312
	Number of Leases (d)	7	4	9	2	7	229
	Rent PSF	$18.37	$18.22	$23.92	$24.88	$17.04	$21.51
Jacksonville	Square Feet (a)	0	56,249	0	0	176,000	1,141,142
	% Square Feet (b)	0.00%	4.82%	0.00%	0.00%	15.07%	97.69%
	Annualized Rent (c)	0	1,001,351	0	0	2,600,905	19,548,456
	Number of Leases (d)	0	2	0	0	1	35
	Rent PSF	$0.00	$17.80	$0.00	$0.00	$14.78	$17.13
Orlando	Square Feet (a)	778	0	7,080	0	0	1,022,435
	% Square Feet (b)	0.06%	0.00%	0.54%	0.00%	0.00%	78.42%
	Annualized Rent (c)	14,241	0	174,992	0	0	18,439,085
	Number of Leases (d)	1	0	1	0	0	209
	Rent PSF	$18.30	$0.00	$24.72	$0.00	$0.00	$18.03
Houston	Square Feet (a)	29,092	6,812	0	0	110,502	860,453
	% Square Feet (b)	2.41%	0.57%	0.00%	0.00%	9.17%	71.42%
	Annualized Rent (c)	492,616	117,848	0	0	1,766,209	15,585,086
	Number of Leases (d)	4	1	0	0	2	86
	Rent PSF	$16.93	$17.30	$0.00	$0.00	$15.98	$18.11
Tallahassee	Square Feet (a)	9,791	26,696	0	0	0	582,712
	% Square Feet (b)	1.17%	3.19%	0.00%	0.00%	0.00%	69.73%
	Annualized Rent (c)	146,865	354,125	0	0	0	10,197,840
	Number of Leases (d)	1	1	0	0	0	54
	Rent PSF	$15.00	$13.27	$0.00	$0.00	$0.00	$17.50
St. Petersburg	Square Feet (a)	33,025	0	0	0	0	581,041
	% Square Feet (b)	4.94%	0.00%	0.00%	0.00%	0.00%	86.94%
	Annualized Rent (c)	477,835	0	0	0	0	9,743,885
	Number of Leases (d)	3	0	0	0	0	116
	Rent PSF	$14.47	$0.00	$0.00	$0.00	$0.00	$16.77
Charlotte	Square Feet (a)	16,504	5,627	0	0	0	439,156
	% Square Feet (b)	2.33%	0.79%	0.00%	0.00%	0.00%	61.92%
	Annualized Rent (c)	216,888	33,762	0	0	0	7,484,179
	Number of Leases (d)	2	1	0	0	0	70
	Rent PSF	$13.14	$6.00	$0.00	$0.00	$0.00	$17.04
Memphis	Square Feet (a)	13,935	69,165	0	4,500	0	454,732
	% Square Feet (b)	2.61%	12.98%	0.00%	0.84%	0.00%	85.31%
	Annualized Rent (c)	218,425	1,002,086	0	69,750	0	8,236,350
	Number of Leases (d)	2	4	0	1	0	89
	Rent PSF	$15.67	$14.49	$0.00	$15.50	$0.00	$18.11
Richmond	Square Feet (a)	0	0	0	0	0	131,824
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	90.83%
	Annualized Rent (c)	0	0	0	0	0	2,663,139
	Number of Leases (d)	0	0	0	0	0	26
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$20.20
Dallas	Square Feet (a)	0	0	0	0	0	268,586
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	96.13%
	Annualized Rent (c)	0	0	0	0	0	7,039,423
	Number of Leases (d)	0	0	0	0	0	5
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$26.21
Rockville	Square Feet (a)	0	0	0	0	0	141,809
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	91.62%
	Annualized Rent (c)	0	0	0	0	0	3,672,937
	Number of Leases (d)	0	0	0	0	0	6
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$25.90
Total	Square Feet (a)	236,436	209,073	168,128	281,147	498,954	8,011,229
	% Square Feet (b)	2.35%	2.07%	1.67%	2.79%	4.95%	79.48%
	Annualized Rent (c)	4,015,874	3,320,256	4,027,029	6,952,502	7,986,990	153,953,691
	Number of Leases (d)	20	13	10	3	10	925
	Rent PSF	$16.99	$15.88	$23.95	$24.73	$16.01	$19.22

(a)	Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.

(b)	Percentage of total net rentable feet represented by expiring leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of June 30, 2004 multiplied by 12. Rent abatements are not included in this analysis.

(d)	Analysis does not include owner occupied space, vending leases and antenna leases.

CRT PROPERTIES, INC. AND SUBSIDIARIES
NET EFFECTIVE RENTS (a)

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	Average
New/Backfill
Number of leases	53	40	48	43	46
Rentable square footage leased	265,959	167,078	181,905	110,793	181,434
Average per rentable square foot over the lease term:
Gross Rent	$21.46	$18.17	$18.02	$17.17	$18.84
Tenant improvements	(2.64)	(2.72)	(2.34)	(2.40)	(2.52)
Leasing commissions	(1.06)	(0.59)	(0.75)	(0.51)	(0.75)
Other/concessions	(0.72)	(0.71)	(0.44)	(0.98)	(0.71)

Effective Rent	17.04	14.15	14.49	13.28	14.87
Expense stop	(6.41)	(4.62)	(5.46)	(5.02)	(5.45)

Equivalent effective net rent	$10.63	$9.53	$9.03	$8.26	$9.42

Average term (yrs)	6.5	5.4	4.0	3.9	5.0

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	Average
Renewals
Number of leases	56	42	37	30	41
Rentable square footage leased	278,593	142,832	202,518	134,632	189,644
Average per rentable square foot over the lease term:
Gross Rent	$18.97	$16.68	$18.02	$16.55	$17.66
Tenant improvements	(0.84)	(1.37)	(0.39)	(0.96)	(0.87)
Leasing commissions	(0.26)	(0.28)	(0.08)	(0.25)	(0.22)
Other/concessions	(0.33)	(0.08)	(0.21)	(0.35)	(0.25)

Effective Rent	17.54	14.95	17.34	14.99	16.33
Expense stop	(5.45)	(5.54)	(5.66)	(4.84)	(5.38)

Equivalent effective net rent	$12.09	$9.41	$11.68	$10.15	$10.95

Average term (yrs)	3.3	3.4	2.5	3.3	3.1

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	Average
Total
Number of leases	109	82	85	73	87
Rentable square footage leased	544,552	309,910	384,423	245,425	371,078
Average per rentable square foot over the lease term:
Gross Rent	$20.61	$17.64	$18.02	$16.88	$18.42
Tenant improvements	(2.02)	(2.24)	(1.54)	(1.72)	(1.87)
Leasing commissions	(0.78)	(0.48)	(0.47)	(0.39)	(0.54)
Other/concessions	(0.59)	(0.48)	(0.34)	(0.68)	(0.52)

Effective Rent	17.22	14.43	15.67	14.09	15.48
Expense stop	(6.08)	(4.94)	(5.54)	(4.94)	(5.43)

Equivalent effective net rent	$11.14	$9.49	$10.13	$9.15	$10.05

Average term (yrs)	4.8	4.5	3.3	3.3	4.0

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

CRT PROPERTIES, INC. AND SUBSIDIARIES
CAPITAL EXPENDITURES — LEASING ACTIVITY (a)

	Three Months Ended, Dollars (b)
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Renewal Leasing:
RSF Leased	278,593	142,832	202,518	134,632	108,254
Tenant Improvements	$764,892	$671,760	$198,645	$368,405	$265,789
Leasing Commissions	$238,207	$138,663	$40,153	$96,107	$133,622

Total Renewal	$1,003,099	$810,423	$238,798	$464,512	$399,411

Backfill Leasing:
RSF Leased	64,345	45,853	47,586	73,355	34,603
Tenant Improvements	$395,464	$666,295	$342,765	$618,026	$222,803
Leasing Commissions	$263,069	$119,045	$113,057	$129,522	$71,506

Total Backfill	$658,533	$785,340	$455,822	$747,548	$294,309

Sub-Total Revenue Maintaining:
RSF Leased	342,938	188,685	250,104	207,987	142,857
Tenant Improvements	$1,160,356	$1,338,055	$541,410	$986,431	$488,592
Leasing Commissions	$501,276	$257,708	$153,210	$225,629	$205,128

Total Revenue Maintaining	$1,661,632	$1,595,763	$694,620	$1,212,060	$693,720

Revenue Enhancing — New/First Generation
RSF Leased	201,614	121,225	134,319	37,438	91,556
Tenant Improvements	$4,194,926	$1,784,295	$1,371,742	$425,671	$1,128,510
Leasing Commissions	$1,576,313	$410,100	$436,085	$94,002	$370,359

Total New/First Generation	$5,771,239	$2,194,395	$1,807,827	$519,673	$1,498,869

Total:
RSF Leased	544,552	309,910	384,423	245,425	234,413
Tenant Improvements	$5,355,282	$3,122,350	$1,913,152	$1,412,102	$1,617,102
Leasing Commissions	$2,077,589	$667,808	$589,296	$319,631	$575,487

Total	$7,432,871	$3,790,158	$2,502,447	$1,731,733	$2,192,589

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Three Months Ended, PSF
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Renewal Leasing:
RSF Leased	278,593	142,832	202,518	134,632	108,254
Tenant Improvements	$2.75	$4.70	$0.98	$2.74	$2.46
Leasing Commissions	$0.86	$0.97	$0.20	$0.71	$1.23

Total Renewal	$3.60	$5.67	$1.18	$3.45	$3.69

Backfill Leasing:
RSF Leased	64,345	45,853	47,586	73,355	34,603
Tenant Improvements	$6.15	$14.53	$7.20	$8.43	$6.44
Leasing Commissions	$4.09	$2.60	$2.38	$1.77	$2.07

Total Backfill	$10.23	$17.13	$9.58	$10.19	$8.51

Sub-Total Revenue Maintaining:
RSF Leased	342,938	188,685	250,104	207,987	142,857
Tenant Improvements	$3.38	$7.09	$2.16	$4.74	$3.42
Leasing Commissions	$1.46	$1.37	$0.61	$1.08	$1.44

Total Revenue Maintaining	$4.85	$8.46	$2.78	$5.83	$4.86

Revenue Enhancing — New/First Generation
RSF Leased	201,614	121,225	134,319	37,438	91,556
Tenant Improvements	$20.81	$14.72	$10.21	$11.37	$12.33
Leasing Commissions	$7.82	$3.38	$3.25	$2.51	$4.05

Total New/First Generation	$28.63	$18.10	$13.46	$13.88	$16.37

Total:
RSF Leased	544,552	309,910	384,423	245,425	234,413
Tenant Improvements	$9.83	$10.08	$4.98	$5.75	$6.90
Leasing Commissions	$3.82	$2.15	$1.53	$1.30	$2.46

Total	$13.65	$12.23	$6.51	$7.06	$9.35

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

(b)	These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.

CRT PROPERTIES, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS - GAAP BASIS
YEAR TO DATE JUNE 30, 2004

	New/Backfill (a)					Renewal
	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	48,292	$19.13	$18.58	$0.55	3.0%	73,619	$19.82	$20.06	($0.24)	-1.2%
Orlando	53,857	$17.77	$17.96	($0.19)	-1.1%	56,920	$17.19	$16.37	$0.82	5.0%
Jacksonville	12,492	$22.34	$18.35	$3.99	21.7%	49,027	$11.82	$11.62	$0.20	1.7%
Houston	9,681	$17.49	$16.81	$0.68	4.0%	10,879	$17.17	$17.82	($0.65)	-3.6%
St. Petersburg	29,904	$14.15	$16.78	($2.63)	-15.7%	93,071	$14.63	$15.31	($0.68)	-4.4%
Tallahassee	10,799	$21.57	$21.43	$0.14	0.7%	18,978	$16.70	$16.39	$0.31	1.9%
Charlotte	14,146	$14.36	$15.83	($1.47)	-9.3%	47,247	$19.83	$19.05	$0.78	4.1%
Memphis	22,574	$15.88	$18.48	($2.60)	-14.1%	37,312	$18.66	$19.61	($0.95)	-4.8%
Richmond	703	$7.43	$7.00	$0.43	6.1%	22,568	$19.52	$20.46	($0.94)	-4.6%

Total	202,448	$17.55	$17.96	($0.41)	-2.3%	409,621	$16.98	$17.09	($0.11)	-0.6%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Leasing
	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	121,911	$19.55	$19.47	$0.07	0.4%
Orlando	110,777	$17.47	$17.14	$0.33	1.9%
Jacksonville	61,519	$13.96	$12.99	$0.97	7.5%
Houston	20,560	$17.32	$17.34	($0.02)	-0.1%
St. Petersburg	122,975	$14.51	$15.67	($1.15)	-7.4%
Tallahassee	29,777	$18.47	$18.22	$0.25	1.4%
Charlotte	61,393	$18.57	$18.31	$0.26	1.4%
Memphis	59,886	$17.61	$19.18	($1.57)	-8.2%
Richmond	23,271	$19.15	$20.05	($0.90)	-4.5%

Total	612,069	$17.17	$17.38	($0.21)	-1.2%

(a)	Analysis includes leases fully executed from 1/1/04 to 6/30/04 for buildings owned at 6/30/04. Does not include First Generation space.

CRT PROPERTIES, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS - CASH BASIS
YEAR TO DATE JUNE 30, 2004

	New/Backfill (a)					Renewal
	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	48,292	$18.07	$19.21	($1.14)	-5.9%	73,619	$20.14	$20.30	($0.16)	-0.8%
Orlando	53,857	$17.53	$19.07	($1.54)	-8.1%	56,920	$16.57	$18.21	($1.64)	-9.0%
Jacksonville	12,492	$22.22	$18.42	$3.80	20.6%	49,027	$11.69	$11.70	($0.01)	-0.1%
Houston	9,681	$17.36	$16.81	$0.55	3.3%	10,879	$16.49	$18.09	($1.60)	-8.8%
St. Petersburg	29,904	$14.51	$18.32	($3.81)	-20.8%	93,071	$14.38	$15.82	($1.44)	-9.1%
Tallahassee	10,799	$15.09	$21.46	($6.37)	-29.7%	18,978	$16.23	$15.97	$0.26	1.6%
Charlotte	14,146	$14.27	$17.06	($2.79)	-16.4%	47,247	$18.74	$19.09	($0.35)	-1.8%
Memphis	22,574	$15.17	$19.60	($4.43)	-22.6%	37,312	$17.92	$20.22	($2.30)	-11.4%
Richmond	703	$7.00	$7.00	$0.00	0.0%	22,568	$18.85	$20.80	($1.95)	-9.4%

Total	202,448	$16.84	$18.85	($2.01)	-10.7%	409,621	$16.61	$17.58	($0.97)	-5.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Leasing
	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	121,911	$19.32	$19.87	($0.55)	-2.8%
Orlando	110,777	$17.04	$18.63	($1.59)	-8.5%
Jacksonville	61,519	$13.83	$13.06	$0.76	5.8%
Houston	20,560	$16.90	$17.49	($0.59)	-3.4%
St. Petersburg	122,975	$14.41	$16.43	($2.02)	-12.3%
Tallahassee	29,777	$15.82	$17.96	($2.14)	-11.9%
Charlotte	61,393	$17.71	$18.62	($0.91)	-4.9%
Memphis	59,886	$16.88	$19.99	($3.10)	-15.5%
Richmond	23,271	$18.49	$20.38	($1.89)	-9.3%

Total	612,069	$16.69	$18.00	($1.32)	-7.3%

(a)	Analysis includes leases fully executed from 1/1/04 to 6/30/04 for buildings owned at 6/30/04. Does not include First Generation space.